Exhibit 10.36

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND THE UNDERLYING SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR PLEDGED, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN APPLICABLE EXEMPTION THEREFROM.

                           LIFE MEDICAL SCIENCES, INC.

                   5.0% CONVERTIBLE UNSECURED PROMISSORY NOTE

         Date of Issuance:  As of February 22, 2002           $70,000.00


      SECTION 1. General.

            Life Medical Sciences, Inc., a Delaware corporation (the "Company"), for value received, promises to pay to Polymer Technology Group, Inc., a California corporation ("PTG"), or its permitted assigns (PTG or such permitted assigns, the "Holder"), the sum of SEVENTY THOUSAND DOLLARS ($70,000.00), plus simple interest thereon from the Date of Issuance until paid at an annual interest rate, calculated on the basis of a 365 day year, equal to 5.0%. The principal hereof, and accrued and unpaid interest thereon, shall be payable by mail to the registered address of the Holder on the date which is the fifth anniversary of the Date of Issuance (the "Maturity Date"). Interest shall be payable annually in arrears within 10 business days after the end of each calendar year during the term of this Note, commencing with the calendar year ending December 31, 2002. Notwithstanding the foregoing, no payment of principal or interest shall be required to the extent that such principal and interest is or has been converted into equity securities of the Company pursuant to the terms hereof.

      This Note has been issued pursuant to the terms of the Release and Settlement Agreement dated February 14, 2002, to which the Company and PTG are party (the "Agreement"). The Agreement is incorporated herein by reference. To the extent of any inconsistency between the provisions of the Agreement and the provisions of this Note, the provisions of this Note shall control.

      SECTION 2. Conversion of Note.

      2A. Conversion. So long as this Note is outstanding (the "Exercise Period") at any time and from time to time, the Holder may convert all or any portion of the outstanding principal hereof and accrued and unpaid interest thereon (the "Debt"), into a number of shares of Common

Stock (defined below) computed by dividing the portion of the Debt to be converted by the Conversion Price (defined in Section 3 below) then in effect; provided, however, that conversion of accrued and unpaid interest shall be subject to consent of the Company in its sole discretion. At the time of any conversion of the Debt or a portion thereof, the rights of the Holder with respect to such portion of the Debt so converted shall cease and the Holder so converting shall be deemed to have become the record holder of the shares of Common Stock issuable upon such conversion. "Common Stock" means the Company's Common Stock, $.001 par value per share, or any securities into which such Common Stock is hereafter converted or exchanged.

      2B. Conversion Procedure. (i) Except as otherwise provided herein, each conversion of the Debt or a portion thereof shall be deemed to have occurred when all of the following items have been delivered to the Company during the Exercise Period (the "Conversion Time"):

      (a) a completed Conversion Agreement, in the form set forth in Exhibit A hereto and as described in Section 2C below, executed by the Holder;

      (b) this Note; and

      (c) if the Holder is not PTG, an Assignment or Assignments in the form set forth in Exhibit B hereto evidencing the assignment of this Note to the Holder.

      (ii) Certificates for shares of Common Stock issuable by reason of such conversion shall be delivered by the Company to the Holder promptly after the date of the Conversion Time. Unless this Note has been paid or converted in full, the Company shall prepare a new Note, substantially identical hereto, representing the portion of the Debt not being converted or paid and shall promptly deliver such new Note to the person designated for delivery in the Conversion Agreement.

      (iii) The shares of Common Stock issuable upon the conversion of the Debt or a portion thereof shall be deemed to have been issued to the Holder at the Conversion Time, and the Holder shall be deemed for all purposes to have become the registered holder of such shares at the Conversion Time.

      (iv) The Company shall not close its books against the transfer of this Note or of any shares of Common Stock issued or issuable upon the conversion of the Debt or a portion thereof in any manner which interferes with the timely exercise of the conversion rights under this Note.

      (v) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock solely for the purpose of issuance upon the conversion of this Note, the maximum number of shares of Common Stock issuable upon the conversion of this Note. All shares which are so issuable shall, when issued, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges. The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of this Note.

      2C. Conversion Agreement. Upon any conversion under this Note, the Holder shall deliver to the Company a Conversion Agreement in substantially the form set forth in Exhibit A hereto, except that if the shares issuable upon such conversion are not to be issued in the name of the Holder, the Conversion Agreement shall also state the name of the person to whom the certificates for such shares are to be issued, and if the number of such shares to be issued does not include all of the shares of Common Stock issuable hereunder, it shall also state the name of the person to whom a new Note is to be issued.

      SECTION 3. Adjustment of Conversion Price and Number of Shares.

      The initial Conversion Price shall be $1.00. In order to prevent dilution of the conversion rights granted under this Note, the initial Conversion Price shall be subject to adjustment from time to time (as so adjusted, the "Conversion Price") as provided in this Section 3.

      3A. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

      3B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Holder) to ensure that the Holder shall thereafter have the right to acquire and receive upon conversion hereof, in lieu of or addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon conversion hereunder, such shares of stock, securities or assets as such Holder would have received in connection with such Organic Change if such holder had converted this Note immediately prior to such Organic Change. In each such case, the Company shall also make appropriate provision (in form and substance satisfactory to the Holder) to insure that the provisions of this Section 3 hereof shall thereafter be applicable to this Note (including, in the case of any such Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Conversion Price to the value for the Common Stock reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon conversion under this Note, if the value so reflected is less than the Conversion Price in effect immediately prior to such Organic Change).

      3C. Notices.

      (i) Promptly after any adjustment of the Conversion Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

      (ii) The Company shall give written notice to the Holder at least 10 days prior to the date on which the Company closes its books or takes a record (a) with respect to any dividend or distribution upon its Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

      (iii) The Company shall also give written notice to the Holder at least 10 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

      SECTION 4. No Voting Rights.

      This Note shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

      SECTION 5. Transferability.

      Subject to the transfer conditions referred to in the legend endorsed hereon and applicable securities laws, this Note and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Note with a properly executed Assignment (in the form of Exhibit A hereto) at the principal office of the Company, but only with the prior written consent of the Company, such consent not to be unreasonably withheld, provided, however, that no such consent shall be required if any such transfer is to an entity controlled by or under common control with PTG.

      SECTION 6. Note Exchangeable for Different Denominations.

      This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Notes of like tenor representing in the aggregate Debt hereunder, and each of such new Notes shall represent such portion of Debt as is designated by the Holder at the time of such surrender. At the request of the Holder (pursuant to a transfer of Notes or otherwise), this Note may be exchanged for one or more Notes. The "Date of Issuance" of this Note shall be February 22, 2002 regardless of the number of times new Notes shall be issued. All Notes representing portions of the rights hereunder are referred to herein as the "Notes."

      SECTION 7. Replacement.

      Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Note, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

      SECTION 8. Defaults.

      The Holder may by a notice in writing to the Company declare the entire unpaid principal and accrued interest on this Note immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company, if any of the following events (each, an "Event of Default") shall occur:

      (i) Failure to make payment of principal of the Note and accrued interest thereon when due (provided tht no Event of Default shall be deemed to have occurred if the same shall have been cured within 10 business days of receipt by the Company of notice from the Holder); or

      (ii) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it under applicable federal or state law, or the consent by it to, or acquiescence in, the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee, or other similar official, of the Company, or of any substantial part of its property; or

      (iii) Within 90 days after the commencement of proceedings against the Company seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or the stay of any such order or proceedings shall thereafter be set aside, or, within 90 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

      SECTION 9. Notices.

      Except as otherwise expressly provided herein, all notices referred to herein shall be in writing and shall be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Company, at its principal executive offices and
(ii) to the Holder, at such Holder's address as it appears in the records of the Company (unless otherwise indicated by such Holder).

      SECTION 10. Amendment and Waiver.

      No amendment, modification or waiver will be binding or effective with respect to any provision of this Note without the prior written consent of the party to be charged.

      SECTION 11. Fractions of Shares of Common Stock.

No No fractions of shares of Common Stock shall be issued upon any conversion under this Note and no payments or adjustment shall be made upon any conversion on account of any cash dividends on the shares of Common Stock issued upon such conversion. If any fractional interest in a share of Common Stock would be deliverable upon any conversion of this Note , the number of shares of Common Stock to be issued to the Holder upon any conversion of this Note shall be rounded to the nearest whole number.

      SECTION 12. Miscellaneous.

      (i) This Note may only be transferred in compliance with applicable state and federal laws. All rights and obligations of the Company and the Holder shall be binding upon and benefit the successors, assigns, heirs, and administrators of the parties.

      (ii) The descriptive headings of the several Sections and paragraphs of this Note are inserted for convenience only and do not constitute a part of this Note. THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Note shall be governed by the laws of the State of New York applicable to contracts between New York residents wholly to be performed in New York.

      (iii) If any payment is required to be made hereunder on a day on which businesses are not generally open for business in the State of New Jersey, then such payment shall be required to be made on the next succeeding day on which business are generally open for business in such State.

      IN WITNESS WHEREOF, the Company has caused this Note to be signed and attested by its duly authorized officers under its corporate seal and to be dated as of the date hereof.

                                           LIFE MEDICAL SCIENCES, INC.


                                           By: /s/ ROBERT P. HICKEY
                                              ----------------------------------
                                              Name: Robert P. Hickey
                                              Title: Chairman, President & CEO

                                    EXHIBIT A


                              Conversion Agreement


      The undersigned irrevocably elects to convert $___________ of the principal amount of the 5.0% Convertible Secured Promissory Note (the "Note") into _________ shares of Common Stock (the "Common Stock") of Life Medical Sciences, Inc. (the "Company") according to the terms and conditions set forth in the Note as of the date written below. Subject to consent by the Company, the undersigned hereby also irrevocably elects to convert any and all accrued and unpaid interest on the Note into Common Stock of the Company according to the same terms and conditions; provided, however, that failure by the Company to consent to conversion of interest shall in now way affect the undersigned's election to convert principal. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any.

      The undersigned represents and warrants that the undersigned is an "accredited investor" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the undersigned is acquiring the Securities for its own account. The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable upon conversion shall be made pursuant to the registration of such shares of Common Stock under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under such Act.

Date of conversion:
                   -----------------

Signature:
          --------------------------

Name:
     -------------------------------

Address:
        ----------------------------

        ----------------------------

        ----------------------------

                                    EXHIBIT B

                                 Assignment Form


      To assign the Note, fill in the form below:

      (I) or (We) assign and transfer the Note to:


                 (Insert Assignee's Soc. Sec. Or Tax I.D. No.)


             (Print or type assignee's name, address and zip code)


and irrevocably appoint ________________________________________________________
to transfer the Note on the books of the Company. The agent may substitute another to act for him/her.


Date:_________________________  Your Signature:_________________________________
                                (Sign exactly as your name appears on the other side of the Note)